UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  March 27, 2015

PEGASI ENERGY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-54842	20-4711443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

218 N. Broadway, Suite 204, Tyler, Texas 75702
(Address of principal executive offices)

Registrant’s telephone number, including area code: (903) 595-4139

Copy of correspondence to:

Marc J. Ross, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry Into a Material Definitive Agreement.
Item 3.02                      Unregistered Sales of Equity Securities.

On March 27, 2015 (the “Closing Date”), Pegasi Energy Resources Corporation (the “Company”) entered into an omnibus amendment agreement (the “Amendment”) with holders (“Holders”) of outstanding 12% senior secured convertible notes (“Notes”) and common stock purchase warrants (“Warrants”) to purchase shares of the Company’s common stock (the “Common Stock”), which were sold in a private offering (the “Private Offering”) pursuant to securities purchase agreements entered into in January 2015 (“Securities Purchase Agreement”).  Pursuant to the Securities Purchase Agreement, the Company had the right, until February 23, 2015 (the “Additional Investment Period”), the sell up to an additional $625,000 of Notes and Warrants, on the same terms and conditions (the “Additional Securities”).

In connection with the Private Offering, the Company sold an aggregate of $875,000 of Notes and Warrants to purchase an aggregate of 2,430,555 shares of Common Stock (the “Warrant Shares”).  To secure the Company’s obligations under the Notes, the Company granted the Holders a security interest in certain of one of its subsidiary’s assets in the Company as described in the Deed of Trust, Mortgage, Security Agreement, Financing Statement and Assignment of Production, as amended (the “Security Agreement”).  In addition, pursuant to a guarantee (the “Guarantee”), one of the Company’s subsidiaries agreed to guarantee the punctual payment, as and when due and payable, of all amounts owed by the Company in respect of the Securities Purchase Agreement, the Notes and the other transaction documents executed in connection with the Securities Purchase Agreement.  As well, the Company granted the Holders certain registration rights pursuant to a registration rights agreement (the “Registration Rights Agreement”).

Pursuant to the Amendment, among other things:

•
the Company and the Holders amended the Securities Purchase Agreement to extend the Additional Investment Period until March 31, 2015, to increase the Warrant ratio from 33% to 100% and allowed for up to $1 million of Additional Securities to be sold;

•
the Company and the Holders amended the Notes to increase the minimum conversion price from $0.05 to $0.09, to require payments (including prepayments) to principal and interest to be on a pro rata basis, to provide for additional consideration to the Holders upon the Company’s failure to timely process conversion requests, and to increase the maximum beneficial ownership limitation from 9.99% to 19.99%;

•
the Company and the Holders amended the Warrants to provide for cashless exercise at any time, to increase the maximum beneficial ownership limitation from 9.99% to 19.99%, and to provide for additional consideration to the Holders upon the Company’s failure to timely process exercise notices;

•	the Company and the Holders amended the Registration Rights Agreement to clarify the liquidated damages due upon a default by the Company; and
•
the Company issued all the Holders additional Warrants (the “Consideration Warrants”) to purchase 4,861,116 shares of Common Stock, so that the Warrants, together with the Consideration Warrants, equaled the new Warrant Ratio of 100%.

On March 27, 2015, the Company entered into a Securities Purchase Agreement with an accredited investor, pursuant to which the Company issued and sold to the investor a $1,000,000 Note and Warrants to purchase 8,333,334 shares of Common Stock (the “Subsequent Investment”).  In connection therewith, the Guarantee was amended and restated to include the Subsequent Investment and the Company covenanted to file an amendment to the Security Agreement to include the Subsequent Investment.  To date, in connection with the Private Offering, the Company has sold Notes in the aggregate principal amount of $1,875,000 and Warrants (including Consideration Warrants) to purchase 15,625,005 shares of Common Stock.

The Notes and Warrants sold in the Private Offering were not registered under the Securities Act or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2), Rule 506 of Regulation D promulgated under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. Each Investor represented that it is an “accredited investor” as that term is defined in Rule 501 of Regulation D.  Sichenzia Ross Friedman Ference LLP represented the Company in connection with the Private Offering.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such securities contain a legend stating the same.

The foregoing information is a summary of the Amendment and agreements involved in the Private Offering described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached as exhibits to this Current Report on Form 8-K.  Readers should review such agreements for a complete understanding of the terms and conditions associated with this Private Offering.

Item 9.01                                       Financial Statements and Exhibits.

Exhibit No.	Description

10.01
Form of Securities Purchase Agreement, filed as an exhibit to the Current Report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on January 15, 2015 and incorporated herein by reference.

10.02	Form of 12% Secured Convertible Note, filed as an exhibit to the Current Report on Form 8-K, filed with the SEC on January 15, 2015 and incorporated herein by reference.
10.03	Form of Common Stock Purchase Warrant, filed as an exhibit to the Current Report on Form 8-K, filed with the SEC on January 15, 2015 and incorporated herein by reference.
10.04	Form of Registration Rights Agreement, filed as an exhibit to the Current Report on Form 8-K, filed with the SEC on January 15, 2015 and incorporated herein by reference.
10.05
Form of Deed of Trust, Mortgage, Security Agreement, Financing Statement and Assignment of Production, filed as an exhibit to the Current Report on Form 8-K, filed with the SEC on January 15, 2015 and incorporated herein by reference.

10.06	Form of Guarantee, filed as an exhibit to the Current Report on Form 8-K, filed with the SEC on January 15, 2015 and incorporated herein by reference.
10.07
First Supplement, Amendment, and Restatement of Deed of Trust, Mortgage, Security Agreement, Financing Statement and Assignment of Production, filed as an exhibit to the Current Report on Form 8-K, filed with the SEC on January 15, 2015 and incorporated herein by reference.

10.08	Form of Omnibus Amendment Agreement.
10.09	Form of Amended and Restated Guarantee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEGASI ENERGY RESOURCES CORPORATION

Dated: March 30, 2015	By: /s/ JONATHAN WALDRON
Jonathan Waldron Chief Financial Officer